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EXHIBIT 10.2

SECTION 906 CERTIFICATION

CERTIFICATION
(pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report on Form 20-F for the fiscal year ended December 31, 2002 of Hydrogenics Corporation (the "Company") as filed with the U.S. Securities and Exchange Commission (the "Commission") on the date hereof (the "Report") and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, I, Gary Brandt, Chief Financial Officer of the Company, certify, that:

         (1) Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  By: /s/ GARY BRANDT
                                                      --------------------------
                                                  Name:  Gary Brandt
                                                  Title: Chief Financial Officer
                                                  Date:  June 16, 2003

A signed original of this written statement required by Section 906 has been provided to Hydrogenics Corporation and will be retained by Hydrogenics Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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